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                                                                   EXHIBIT 10.10

STATE OF SOUTH CAROLINA  )                         SECOND
                         )                    AMENDMENT TO LEASE
COUNTY OF AIKEN          )                         AGREEMENT

         WHEREAS, the parties hereto entered into a Lease Agreement, dated February 28, 1997 and wish to amend the Lease Agreement;

         1. PARTIES. This Amended Lease Agreement is made by and between People's Community Capital Corporation, a South Carolina Corporation, herein referred to as "Lessee", and Margaret C. Holley-Taylor, formerly known as Margaret C. Holley, herein referred to as "Lessor" to amend Paragraph 3 of the original Lease Agreement to read as follows:

         3. LEASE TERM. The initial term of this lease shall be six months commencing on March 1, 1997, and ending on August 31, 1997, unless sooner terminated as hereafter provided. Lessor hereby grants Lessee an option to renew this lease for as many as six (6) additional terms of six months each and Lessee shall notify Lessor of its intention to renew, in writing, within thirty (30) days of the expiration of the initial term or any renewal term of the lease. During the initial term or any renewal term of this lease, Lessee covenants and agrees to pay Lessor a fixed rent, payable in equal monthly installments of $2,000.00 each in advance on the first day of each month at Margaret C. Holley-Taylor, Post Office Box 1237, Aiken, South Carolina, 29802, or at such other place as the Lessor shall designate from time to time in writing as rent for the leased premises, without any setoff of deduction whatsoever. If a monthly installment is not paid by the tenth (10th) day of the month, Lessee will pay also a monthly penalty of five (5%) percent of the installment due.

         IN WITNESS WHEREOF, the Lessee has signed and sealed this instrument August 4, 1998 and the Lessor has signed and sealed this instrument August 4, 1998.

                                     LESSEE

                     PEOPLE'S COMMUNITY CAPITAL CORPORATION

         /s/ Betty Sharp
-------------------------------------
Witness                                              BY: /s/ Alan J. George
                                                         -----------------------
                                                     It's President


         /s/ P. M. Ross, Jr.
-------------------------------------
Witness                                              BY: /s/ Alan J. George
                                                         -----------------------
                                                     It's Secretary


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                                     LESSOR


         /s/ Betty Sharp              By: /s/ Margaret C. Holley-Taylor
------------------------------            ----------------------------
Witness                                      Margaret C. Holley-Taylor


         /s/ P. M. Ross, Jr.
------------------------------
Witness


STATE OF SOUTH CAROLINA    )
                           )                          Probate
COUNTY OF AIKEN            )

         Personally appeared before me the undersigned witness and made oath that she saw the within named LESSEE sign, seal, and as his act and deed, deliver the within Second Amendment to Lease Agreement and that she, with the other witness whose signature appears above witnessed the execution thereof.

SWORN TO BEFORE ME THIS
4th day of August, 1998

/s/ P. M. Ross, Jr.                         /s/ Betty Sharp
----------------------------------          -------------------------
Notary Public for South Carolina
My Commission expires: 03/25/2002




STATE OF SOUTH CAROLINA    )
                           )                Probate
COUNTY OF AIKEN            )

         Personally appeared before me the undersigned witness and made oath that she saw the within named LESSEE sign, seal, and as his act and deed, deliver the within Second Amendment to Lease Agreement and that she, with the other witness whose signature appears above witnessed the execution thereof.

SWORN TO BEFORE ME THIS
4th day of August, 1998

/s/ P. M. Ross, Jr.                         /s/ Betty Sharp
----------------------------------          -------------------------
Notary Public for South Carolina
My Commission expires: 03/25/2002
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